Supplement to the
Fidelity® Series Small Cap Core Fund
October 20, 2022
Prospectus

Effective June 30, 2023, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Ethan Hugo (Co-Portfolio Manager) has managed the fund since 2022.
Drew Gellert (Co-Portfolio Manager) has managed the fund since 2023.
Effective June 30, 2023, the following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Drew Gellert is Co-Portfolio Manager of the fund, which he has managed since 2023. Since joining Fidelity Investments in 2010, Mr. Gellert has worked as a research analyst and portfolio manager.
Ethan Hugo is Co-Portfolio Manager of the fund, which he has managed since 2022. Since joining Fidelity Investments in 2005, Mr. Hugo has worked as a research analyst and portfolio manager.
SCC-PSTK-0623-100 1.9910198.100	June 15, 2023